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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         July 19, 2001 (July 19, 2001)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       TENNESSEE                        1-10160                  62-0859007
------------------------             ------------            -------------------
(State of incorporation)             (Commission                (IRS Employer
                                     File Number)            Identification No.)

                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

SECOND QUARTER 2001 EARNINGS RELEASE


         On July 19, 2001, Union Planters Corporation announced operating results for the three and six months ended June 30, 2001. A copy of the Company's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Any reference in the press release to the Company's web site does not incorporate by reference information contained on the web site. The Company also provided supplemental financial information for analysts and other interested investors, which are attached as Exhibit 99.2 and 99.3, and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C.  Exhibits

         99.1 Union Planters Corporation Press Release dated July 19, 2001 announcing operating results for the three and six months ended June 30, 2001

         99.2   Second Quarter 2001 Unaudited Supplemental Financial Information

         99.3   Second Quarter 2001 Unaudited Analyst Information

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                           Union Planters Corporation
                                 -----------------------------------------------
                                                  Registrant



Date:   July 19, 2001                         /s/ Bobby L. Doxey
      -----------------          -----------------------------------------------
                                                 Bobby L. Doxey
                                     Senior Executive Vice President, Chief
                                 Financial Officer, and Chief Accounting Officer










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